UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AMN Healthcare Services, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Your Vote Counts! AMN HEALTHCARE SERVICES, INC. 2021 Annual Meeting Vote by April 20, 2021 11:59 PM ET

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You invested in AMN HEALTHCARE SERVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 21, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report / 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 7, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote Virtually at the Meeting* April 21, 2021 12:00 PM CDT
Virtually at: www.virtualshareholdermeeting.com/AMN2021

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.
V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Mark G. Foletta	For
1b.	Teri G. Fontenot	For
1c.	R. Jeffrey Harris	For
1d.	Daphne E. Jones	For
1e.	Martha H. Marsh	For
1f.	Susan R. Salka	For
1g.	Sylvia Trent-Adams	For
1h.	Douglas D. Wheat	For
2.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.	For
3.	To recommend, by non-binding vote, the frequency of the advisory vote on the compensation of the Company’s named executive officers.	Every Year
4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
5.	A shareholder proposal entitled: “Improve Our Catch-22 Proxy Access”.	Against
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. This communication also serves notice, which is hereby given, that the 2021 Annual Meeting of Shareholders of AMN Healthcare Services, Inc. will be held at the time, date and location set forth on the reverse side.

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